UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	October 18, 2012

Cameron International Corporation
______________________________________________
(Exact Name of Registrant as Specified in its Charter)

Delaware ___________________ (State or other jurisdiction of incorporation)	1-13884 _________________ (Commission File Number)	76-0451843 ___________________ (I.R.S. Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas ________________________________________	77027 _______________
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(713) 513-3300

Not Applicable
_______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 18, 2012, the Board of Directors of Cameron International Corporation (the “Company” or “Cameron”) approved changes to the Company’s Bylaws as follows:

1) Article II, Section 9 “Meetings of Stockholders, Advance Notice for Business at Annual Meeting” is revised so that stockholders must notify the Secretary of the Company not less than ninety (90) days nor more than one-hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders for business to be properly brought before an annual meeting by a stockholder; and

2) Article III, Section 1 “Directors, Number and Election of Directors” is revised to require that Directors be elected for a term of one year and to remove references to a classified Board of Directors.

The Board of Directors further approved the restatement of the Company’s Bylaws to integrate into a single instrument all prior amendments to the Bylaws, including those stated above, effective October 18, 2012.  The Bylaws are attached as Exhibit 3.1 to this Current Report on Form 8-K and is posted on Cameron’s website at http://www.c-a-.com/Forms/ Governance_Documents.aspx.

Item 5.05	Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

The Board of Directors of Cameron International Corporation (“Cameron”) approved a revision to the section “Conflicts of Interest” of the Code of Business Conduct and Ethics for Directors and the addition of new sections titled “Standard of Conduct” and “Compliance Procedures”.

The revised Code of Business Conduct and Ethics for Directors is attached as Exhibit 14.1 to this Current Report on Form 8-K and is posted on Cameron’s website at http://www.c-a-m.com/Forms/CodeEthics.aspx.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Numbers	Description of Exhibits
3.1	Restated Bylaws dated October 18, 2012
14.1	Cameron’s Code of Business Conduct and Ethics for Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMERON INTERNATIONAL CORPORATION
By:	/s/ Grace B. Holmes
Grace B. Holmes
Vice President, Corporate Secretary and Chief Governance Officer

Date:     October 24, 2012

Cameron International Corporation
Current Report on Form 8-K
Dated October 18, 2012

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
3.1	Restated Bylaws, dated October 18, 2012
14.1	Cameron’s Code of Business Conduct and Ethics for Directors